
                                                                                                                     EXHIBIT 99.1

                                                              TODCO
                                                    Monthly Rig Status Report
                                                              as of
                                                        November 30, 2004

                                                                                      Contract (2)   Est. Duration (2)
                                                                                    ---------------- ----------------
          Rig Name         Rig Type             Status (1)             Customer       Type  Dayrate   Days    Date     Comments
                                                                                             ($000s)
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------

 US Inland Barges
-------------------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      1   Rig 01      Conv - 2000 hp      Cold Stacked  05/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      2   Rig 07      Posted - 2000 hp    Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      3   Rig 09      Posted - 2000 hp    Operating                Boss Exploration  term       Low
                                                                                                $20s    75  02/13/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      4   Rig 10      Posted - 2000 hp    Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      5   Rig 11      Conv - 3000 hp      Operating                Clayton Williams  one        Low
                                                                    Energy            well      $20s    15  12/15/04
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Key Operating     one        Low
                                                                    Company           well      $20s    25  01/09/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      6   Rig 15      Conv - 2000 hp      Operating                Swift Energy Co.  term      High
                                                                                                $10s    24  12/24/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      7   Rig 17      Posted - 3000 hp,   Operating                Kerr McGee        one        Mid
                       TD                                                             well      $20s    15  12/15/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      8   Rig 19      Conv - 1000 hp      Operating                Swift Energy Co.  term       Mid
                                                                                                $10s    59  01/28/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      9   Rig 20      Conv - 1000 hp      Cold Stacked  09/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     10   Rig 21      Conv - 1500 hp      Cold Stacked  07/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     11   Rig 23      Conv - 1000 hp      Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     12   Rig 27      Posted - 3000 hp,   Operating                McMoran           one       High
                       TD                                           Exploration       well      $20s    61  01/30/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     13   Rig 28      Conv - 3000 hp      Cold Stacked  05/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     14   Rig 29      Conv - 3000 hp, TD  Operating                Apache Corp       one        Mid
                                                                                      well      $20s    10  12/10/04
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Petroquest        one        Low
                                                                                      well      $20s    25  01/04/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     15   Rig 30      Conv - 3000 hp      Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     16   Rig 31      Conv - 3000 hp      Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     17   Rig 32      Conv - 3000 hp      Cold Stacked  12/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     18   Rig 41      Posted - 3000 hp,   Operating                Castex Energy     one        Mid
                       TD                                                             well      $20s    14  12/14/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     19   Rig 46      Posted - 3000 hp    Operating                Drilling          one        Low
                                                                    Partners          well      $20s     8  12/08/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     20   Rig 47      Posted - 3000 hp    Cold Stacked  02/98
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     21   Rig 48      Posted - 3000 hp,   Operating                Denbury           one        Mid
                       TD                                           Resources Inc.    well      $20s    20  12/20/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     22   Rig 49      Posted - 3000 hp    Cold Stacked  05/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     23   Rig 52      Posted - 2000 hp,   Operating                Newfield          two        Mid
                       TD                                           Exploration       wells     $20s    15  12/15/04
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Walter Oil & Gas  one        Mid
                                                                                      well      $20s    40  01/24/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     24   Rig 55      Posted - 3000 hp,   Operating                Apache Corp       one        Mid
                       TD                                                             well      $20s    47  01/16/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     25   Rig 57      Posted - 2000 hp    Operating                Gulf Production   two        Low
                                                                    Company           wells     $20s    27  12/27/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     26   Rig 61      Posted - 3000 hp    Cold Stacked  02/98
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     27   Rig 62      Posted - 3000 hp    Cold Stacked  06/03
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     28   Rig 64      Posted - 3000 hp    Operating                Schlumberger      one        Low
                                                                                      well      $20s    15  12/15/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     29   Rig 74      Posted - 2000 hp    Cold Stacked  02/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     30   Rig 75      Posted - 2000 hp    Cold Stacked  02/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
                                                                                             Average    35  days



                                                              TODCO
                                                    Monthly Rig Status Report
                                                              as of
                                                        November 30, 2004

                                                                                      Contract (2)   Est. Duration (2)
                                                                                    ---------------- ----------------
          Rig Name         Rig Type             Status (1)             Customer       Type  Dayrate   Days    Date     Comments
                                                                                             ($000s)
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------

 US Gulf of Mexico
-------------------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      1   THE 75      Submersible, TD     Operating                Spinnaker         one        Mid
                                                                    Exploration       well      $30s     9  12/09/04
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Millennium        one       High
                                                                    Offshore          well      $30s    75  02/22/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      2   THE 77      Submersible         Cold Stacked  01/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      3   THE 78      Submersible         Cold Stacked  07/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      4   THE 150     150' - ILC,  TD     Operating                Apache Corp       term       Mid
                                                                                                $30s    30  12/30/04
                                                                                            -------- ------ --------- -----------
                                                                                                Low
                                                                                                $40s    60  02/28/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      5   THE 152     150' - MC,  TD      Operating                Virgin Offshore   two        Low
                                                                    USA               wells     $40s    47  01/16/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      6   THE 153    150' - MC            Cold Stacked  07/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      7   THE 155     150' - ILC          Cold Stacked  07/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      8   THE 156     150' - ILC,  TD     Operating                ATP Oil & Gas     one        Low
                                                                                      well      $40s    21  12/21/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      9   THE 185     120' - ILC,  TD     Cold Stacked  09/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     10   THE 191     160' - MS           Cold Stacked  08/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     11   THE 200     200' - MC,  TD      Operating                Apache Corp       two        Low
                                                                                      wells     $40s    13  12/13/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     12   THE 201     200' - MC,  TD      Operating                Noble Energy      one        Low
                                                                    Inc.              well      $40s    12  12/12/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     13   THE 202     200' - MC,  TD      Operating                ADTI              one       High
                                                                                      well      $30s    12  12/12/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     14   THE 203     200' - MC,  TD      Operating                Gryphon           one        Mid
                                                                    Exploration Co.   well      $30s    67  02/05/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     15   THE 204     200' - MC,  TD      Operating                ADTI              one        Low
                                                                                      well      $40s    12  12/12/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     16   THE 207     200' - MC,  TD      Operating                Merit Energy      one        Low
                                                                    Company           well      $40s    27  12/27/04
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ ---------
     17   THE 250     250' - MS, TDr      Operating                ADTI              one       High
                                                                                      well      $30s     1  12/01/04
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Arena Offshore    one        Low
                                                                    LLC               well      $40s    45  01/15/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     18   THE 251     250' - MS,  TD      Operating                Schlumberger      one       High
                                                                                      well      $30s    42  01/11/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     19   THE 252     250' - MS           Cold Stacked  11/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     20   THE 253     250' - MS           Operating                Schlumberger      one        Mid
                                                                                      well      $30s     8  12/08/04
                                                                                     one        Mid
                                                                                      well      $30s    45  01/22/05
                                                                  ----------------- ------- -------- ------ --------- -----------
                                                                   Sterling Energy   one       High
                                                                    Inc.              well      $30s    30  02/21/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     21   THE 254     250' - MS           Cold Stacked  07/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     22   THE 255     250' - MS           Cold Stacked  07/01
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     23   THE 256     250' - MS           Cold Stacked  03/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
                                                                                             Average    43  days



                                                              TODCO
                                                    Monthly Rig Status Report
                                                              as of
                                                        November 30, 2004

                                                                                      Contract (2)   Est. Duration (2)
                                                                                    ---------------- ----------------
          Rig Name         Rig Type             Status (1)             Customer       Type  Dayrate   Days    Date     Comments
                                                                                             ($000s)
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------


 Mexico
-------------------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      1   THE 205     200' - MC,  TD      Operating                PEMEX             term      High
                                                                                               $30s   708  11/08/06
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      2   THE 206     200' - MC,  TD      Operating                PEMEX             term       Low
                                                                                               $40s   321  10/17/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      3   Platform 3  Platform,  TD       Rig Preparation          PEMEX             term      High                    Est start
                                                                                                $20s                    December-
                                                                                                     1,289              2004
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
                                                                                             Average   773  days
 Trinidad
-------------------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      1   THE 110     100' - MC,  TD      Operating                Trinmar           term       Mid
                                                                                                $20s   503  04/17/06
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      2   THE 208    200' - MC            Cold Stacked  03/02
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
                                                                                             Average   503  days
 Venezuela
-------------------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      1   Rig #26     750 hp              Stacked
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      2   Rig #27     900 hp              Stacked
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      3   Cliffs #36  2000 hp             Stacked
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      4   Cliffs #37  2000 hp             Stacked
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      5   Cliffs #40  2000 hp, TDr        Operating                PDVSA             term       Low
                                                                                                $20s   340  11/05/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      6   Cliffs #42  2000 hp, TDr        Operating                PDVSA             term       Low
                                                                                                $20s   320  10/16/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      7   Cliffs #43  2000 hp             Stacked
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      8   Cliffs #54  3000 hp, TD         Operating                PDVSA             term       Low
                                                                                                $20s   191  06/09/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
      9   Cliffs #55  3000 hp, TD         Operating                PDVSA             term       Low
                                                                                                $20s   244  08/01/05
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     10   Falcon 40   Lake Barge,  TD     Cold Stacked  01/00
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     11   Falcon 42   Lake Barge          Cold Stacked  12/99
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------
     12   Falcon 43   Lake Barge,  TD     Cold Stacked  02/00
         ----------- ------------------- ------------------------ ----------------- ------- -------- ------ --------- -----------


(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)  Contract dayrates shown in the table above are contract operating dayrates.
     These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

     Forward-looking Statement:
     The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates.
     Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.
